SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                                  June 26, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

P.O. Box 2115, Addison, TX                                            75001-2115
(Address of principal executive offices)                              (ZIP Code)

                                1(214)236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM  8.01.  OTHER EVENTS

         On June 26, 2006 the Company issued instructions to its transfer agent to cancel a total of 3,100,000 shares of previously issued common stock, which had been issued in 2005 in the names of certain individuals for their respective agreements to serve on the Company's board of directors but who did not serve as directors, or for whom no record could be found to justify the issuance of the stock. Certificates representing these shares were held by the Company's former CEO until approximately April 10, 2006. Subsequent to the management changes previously announced by the Company, the board of directors determined that these shares should be cancelled.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006

                            iWORLD PROJECTS & SYSTEMS, INC.


                            By /s/ David Pells
                          -----------------------------------------
                             David L. Pells, President, acting CEO